Exhibit 99.1

     NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact:     Paul V. Cusick, Jr.

Phone:     781-393-4601

Fax:     781-393-4071

CENTURY BANCORP, INC. REPORTS SECOND QUARTER RESULTS AND DECLARES QUARTERLY DIVIDEND

Medford, MA, JULY 13, 2004—Century Bancorp Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $2,403,000, or $0.43 per share diluted, for the second quarter ended June 30, 2004, compared to net income of $5,080,000, or $0.92 per share diluted, for the second quarter of 2003. Included in income for the second quarter 2003 is the previously announced after-tax benefit of $2,046,000 associated with the Real Estate Investment Trust (“REIT”) settlement. This benefit combined with the first quarter 2003 tax charge of $3,229,000 totaled to a net tax charge of $1,183,000 in 2003. The net tax charge was a result of an agreement with the Massachusetts Department of Revenue (“DOR”) settling the dispute related to taxes that the DOR claimed were owed from the Company’s REIT. For the first six months of 2004, net income totaled $4,721,000 or $0.85 per share diluted, compared to net income of $5,285,000, or $0.95 per share diluted, for the same period a year ago.

Net interest income totaled $20.6 million for the six-months ended June 30, 2004, versus $23.3 million for the same period in 2003. The 11.9% decrease in net interest income for the period is mainly due to a forty-seven basis point decrease in the net interest margin. The decrease in the net interest margin was mainly attributable to assets continuing to reprice at historically low levels without a corresponding decrease in rates paid on deposits.

At June 30, 2004, total equity capital was $100.0 million compared to $103.2 million at June 30, 2003. Century’s leverage ratio stood at 8.04% on June 30, 2004, compared to 7.40% for the same period a year ago. Book value as of June 30, 2004 was $18.09 per share compared to $18.70 for the same period last year.

Century’s allowance for loan losses was $8.7 million, or 1.59% of loans outstanding at the end of the second quarter, compared to $9.0 million, or 1.82% of loans outstanding at June 30,

2003. Non-accruing loans totaled $0.9 million at June 30, 2004, compared to $0.7 million at the end of the previous quarter and $1.0 million at June 30, 2003.

Century’s Board of Directors voted a regular quarterly dividend of 12.00 cents ($0.12) per share on Century Class A common stock, and 6.00 cents ($0.06) per share on Century Class B common stock. The dividends were declared payable August 13, 2004 to stockholders of record on July 30, 2004.

Century Bancorp, Inc., through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-one full-service branches in the Greater Boston area, offers a full range of Business, Personal, Cash Management, Municipal and Investment products.

Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.

This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition

June 30, 2004 and 2003 (000's)	(unaudited)
	June 30,	June 30,
Assets	2004	2003
Cash and Due From Banks	$49,414	$67,624
Federal Funds Sold and Interest-bearing Deposits In Other Banks	19,026	3,014
Securities Available-For-Sale (AFS)	541,348	818,919
Securities Held-to-Maturity	359,097	183,644
Loans:
Commercial & Industrial	62,038	43,673
Construction & Land Development	33,758	39,950
Commercial Real Estate	277,301	270,726
Residential Real Estate	103,157	90,987
Consumer and Other	8,137	7,951
Home Equity	62,669	43,949

Total Loans	547,060	497,236
Less: Allowance for Loan Losses	8,701	9,036

Net Loans	538,359	488,200
Bank Premises and Equipment	23,840	15,726
Accrued Interest Receivable	7,345	9,464
Goodwill	2,714	2,717
Core Deposit Intangible	3,029	3,391
Other Assets	30,011	17,053

Total Assets	$1,574,183	$1,609,752

Liabilities
Demand Deposits	$273,276	$269,426
Interest Bearing Deposits:
Savings and NOW Deposits	340,814	323,783
Money Market Accounts	430,227	443,371
Time Deposits	202,018	253,464

Total Interest Bearing	973,059	1,020,618

Total Deposits	1,246,335	1,290,044
Borrowed Funds:
Securities Sold Under Agreements to Repurchase	35,690	49,620
Federal Home Loan Bank Advances and Other Borrowed Funds	149,758	112,431

Total Borrowed Funds	185,448	162,051
Other Liabilities	12,798	10,694
Investments Purchased Payable	0	15,003
Long Term Debt	29,639	28,750

Total Liabilities	1,474,220	1,506,542
Stockholders’ Equity
Common Stock	5,958	5,950
Additional Paid-In-Capital	11,267	11,149
Retained Earnings	95,075	86,058
Treasury Stock	(5,982)	(5,982)
Accumulated Other Comprehensive Income, Net of Taxes	(6,355)	6,035

Total Stockholders’ Equity	99,963	103,210

Total Liabilities & Stockholders’ Equity	$1,574,183	$1,609,752

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income
For the Quarter and Year-to-date ending
June 30, 2004 and 2003   (000’s)

	(unaudited)
	Quarter		Year-to-date
	2004	2003	2004	2003
Interest Income:
Loans	$8,122	$8,387	$16,204	$16,920
Securities Held-to-Maturity	3,225	1,804	5,507	3,323
Securities Available-for-Sale	4,684	7,776	9,960	15,394
Federal Funds Sold and Interest-bearing Deposits In Other Banks	71	143	393	212

Total Interest Income	16,102	18,110	32,064	35,849
Interest Expense:
Savings and NOW Deposits	588	686	1,125	1,425
Money Market Accounts	1,174	1,558	2,424	2,711
Time Deposits	1,423	2,059	3,402	3,721
Securities Sold Under Agreements to Repurchase	73	124	151	264
FHLB Borrowings, Other Borrowed Funds and Long Term Debt	2,244	2,035	4,405	4,401

Total Interest Expense	5,502	6,462	11,507	12,522

Net Interest Income	10,600	11,648	20,557	23,327
Provision For Loan Losses	0	225	0	450

Net Interest Income After Provision for Loan Losses	10,600	11,423	20,557	22,877
Other Operating Income
Service Charges on Deposit Accounts	1,262	1,201	2,458	2,346
Lockbox Fees	847	917	1,582	1,718
Brokerage Commissions	186	127	352	262
Net Gains on Sales of Securities	17	1	121	1
Other Income	433	371	985	710

Total Other Operating Income	2,745	2,617	5,498	5,037
Operating Expenses
Salaries	4,440	4,393	8,593	8,434
Employee Benefits	1,477	1,397	2,962	2,831
Occupancy	748	651	1,540	1,301
Equipment	595	493	1,153	781
Other	2,300	2,173	4,376	4,211

Total Operating Expenses	9,560	9,107	18,624	17,558

Income Before Income Taxes	3,785	4,933	7,431	10,356
Income Tax Expense
Provision for Income Taxes	1,382	1,899	2,710	3,888
Retroactive REIT Settlement	0	(2,046)	0	1,183

Total Income Tax (Benefit) Expense	1,382	(147)	2,710	5,071
Net Income	$2,403	$5,080	$4,721	$5,285

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition
June 30, 2004 and 2003 (000’s)

	June 30,	June 30,
Assets	2004	2003
Cash and Due From Banks	$61,184	$59,634
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	91,528	36,313
Securities Available-For-Sale (AFS)	610,957	787,559
Securities Held-to-Maturity	281,095	140,105
Total Loans	527,029	500,661
Less: Allowance for Loan Losses	8,758	8,754

Net Loans	518,271	491,907
Bank Premises and Equipment	22,698	14,394
Accrued Interest Receivable	7,814	10,264
Goodwill	2,714	2,717
Core Deposit Intangible	3,130	969
Other Assets	24,753	26,438

Total Assets	$1,624,144	$1,570,300

Liabilities
Demand Deposits	$276,275	$253,755
Interest Bearing Deposits:
Savings and NOW Deposits	335,075	346,540
Money Market Accounts	419,745	382,063
Time Deposits	246,848	241,098

Total Interest Bearing	1,001,668	969,701

Total Deposits	1,277,943	1,223,456
Borrowed Funds:
Securities Sold Under Agreements to Repurchase	39,496	53,576
Federal Home Loan Bank Advances and Other Borrowed Funds	158,047	143,524

Total Borrowed Funds	197,543	197,100
Other Liabilities	15,959	20,409
Long Term Debt	29,639	28,750

Total Liabilities	1,521,084	1,469,715
Stockholders’ Equity
Common Stock	5,956	5,949
Additional Paid-In Capital	11,239	11,128
Retained Earnings	93,429	83,225
Treasury Stock	(5,982)	(5,982)
Accumulated Other Comprehensive Income, Net of Taxes	(1,582)	6,265

Total Stockholders’ Equity	103,060	100,585

Total Liabilities & Stockholders’ Equity	$1,624,144	$1,570,300

Total Average Earning Assets — QTD	$1,495,784	$1,525,124

Total Average Earning Assets — YTD	$1,510,609	$1,464,638

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information
June 30, 2004 and 2003   (000’s)

	2004	2003
Performance Measures:
Earnings per average share, basic, quarter	$0.44	$0.92
Earnings per average share, diluted, quarter	$0.43	$0.92
Earnings per average share, basic , year-to-date	$0.85	$0.96
Earnings per average share, diluted, year-to-date	$0.85	$0.95
Return on average assets, year-to-date	0.58%	0.68%
Return on average stockholders’ equity, year-to-date	8.80%	10.59%
Net interest margin (taxable equivalent), year-to-date	2.72%	3.19%
Efficiency ratio, year-to-date	70.1%	61.6%
Book value per share	$18.09	$18.70
Tangible book value per share	$17.05	$17.59
Tangible capital / tangible assets	6.01%	6.06%
Common Share Data:
Average shares outstanding, basic, quarter	5,525,665	5,518,093
Average shares outstanding, basic, year-to-date	5,525,164	5,538,547
Average shares outstanding, diluted, quarter	5,553,500	5,517,856
Average shares outstanding, diluted, year-to-date	5,556,034	5,537,962
Shares outstanding Class A	3,426,698	3,404,100
Shares outstanding Class B	2,099,740	2,115,100

Total shares outstanding	5,526,438	5,519,200

Assets Quality and Other Data:
Allowance for loan losses / loans	1.59%	1.82%
Nonaccrual loans	$949	$994
Nonperforming assets	$949	$994
Loans 90 days past due and still accruing	$0	$0
Net charge-offs (recoveries)	$68	($80)
Leverage ratio	8.04%	7.40%
Tier 1 risk weighted capital ratio	17.15%	17.03%
Total risk weighted capital ratio	18.31%	18.28%
Total risk weighted assets	$749,999	$704,940